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EXHIBIT 10.6

                           RURBANC DATA SERVICES, INC.

                       DATA PROCESSING SERVICES AGREEMENT

This agreement is entered into effective as of July 1, 2000, by and between Rurbanc Data Services, Inc., a wholly owned, subsidiary of Rurban Financial Corporation, an Ohio Corporation located at 401 Clinton Street, Defiance, Ohio 43512 (there after referred to as "RDSI"), and

                                  Macatawa Bank
                                250 E. Eighth St.
                                Holland, MI 49423

(hereinafter referred to as "Bank").

I.       GENERAL STATEMENT CONCERNING SERVICES

         The Bank agrees that RDSI may perform for the Bank certain services as described in the schedule(s) attached hereto (the "Services"), and RDSI agrees to perform such Services pursuant to the terms and conditions of this Agreement. The Bank agrees to compensate RDSI for the Services in accordance with the term of the Agreement.

II.      TERM OF THE AGREEMENT

         The initial term of the Agreement (the "initial term") shall commence on the first date on which Services are provided to the Bank hereunder (the "Commencement Date") and shall continue for a period of FIVE (5) years. Thereafter, the term of the Agreement shall automatically continue until it is terminated by the Bank or RDSI in accordance with the terms hereof.

         In addition to any other termination rights that exist under other Sections of this Agreement, either the Bank or RDSI may terminate the Agreement as of the end of Initial Term or at any time thereafter by providing one hundred and eighty (180) days prior written notice to the other party.

III.     FEES FOR SERVICES

         A. For the Services provided hereunder, the Bank shall initially pay to RDSI the fees specified in the Fee Schedule attached hereto as Addendum A (the "Fee Schedule"). The bank acknowledges that RDSI may (i) decrease such fees at anytime, and (ii) by providing thirty (30) days prior written notice to the Bank, increase any such fees at any time after the second anniversary of the Commencement Date, and the Bank agrees to pay such increased or decreased fees. RDSI and the Bank have agreed that during the first TWO years of the Agreement, rates shall be fixed at such rates as described in the attached Addendum A-Fee Schedule. Notwithstanding the foregoing, RDSI agrees that it will not increase its fees, in the aggregate, by more than five percent (5%) in either the third, fourth or fifth years of the Initial Term.

         B.   Exceptions to the pricing arrangements specified in Section III.
              A. above will be those related to increased account and transaction volumes of the Bank; new applications and services not presently utilized by the Bank; increased number of terminals or workstations supported; Saturday processing, and services not presently covered by the Agreement. Bank agrees to purchase its own paper supplies, statements, checks, etc.

         C. Bank acknowledges that the Fee Schedule does not include charges for ground transportation/courier services. To the extent utilized by the Bank, such transportation charges in addition to those specified in Section III.A. above, will be calculated and invoiced by RDSI to Bank based on allowable Internal Revenue Service mileage and maintenance guidelines, plus salary considerations, and will be subject to change by RDSI. RDSI agrees to obtain Bank approval prior to utilizing any ground transportation/courier services.

         D. Bank further acknowledges that the Services provided do not include Saturday processing; and that if, in the future, RDSI provides Saturday processing to the Bank as part of the Services, RDSI charges for such additional Services will be in addition to those called for in Section III.A. above.

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IV.      CONVERSION

         All expenses of conversion will be paid by the Bank, and will include conversion and training fees, equipment purchases and modifications, communication equipment and lines, ITI formal training classes, new forms and supplies and other conversion cost items. The conversion expenses will also include a conversion fee to RDSI in the amount of $0.00, plus any out of pocket expenses incurred by RDSI in direct
                ----
         relation to the conversion (i.e., lodging, meals, mileage, etc.), plus
                                                                           ----
         any other out of pocket expenses incurred by RDSI in direct relation to the deconversion of the Bank's existing processing system. The RDSI conversion fee will be due upon invoicing. RDSI will provide the Bank with the results of any conversion tests that are performed by RDSI. The Bank agrees to notify RDSI of any potential problems which it recognizes as a result of its review of such test results.

V.       AUDIT

         RDSI employs an internal auditor responsible for ensuring the integrity of its processing environments and internal controls. In addition, RDSI provides for periodic independent audits of its operations. In each instance, RDSI will provide the Bank with a copy of the independent audit within a reasonable time after its completion, and will charge the Bank and each of its other clients a fee based on the pro rata cost of the independent audit. RDSI will also provide a copy of the independent audit to the appropriate regulatory agency having jurisdiction over RDSI's provision of Services hereunder.

VI.      CORRECTION OF ERRORS

         All Services provided by RDSI hereunder shall be deemed acceptable to the Bank unless the Bank, within 30 days following its receipt of the
                                          -------
         Services, has provided to RDSI a written notice which reasonably identifies the claimed error together with supporting documentation which reasonably supports the claim. In each such instance, RDSI promptly and in good faith (i) will review that claim and where the claim is meritorious (ii) will attempt to reprocess or otherwise remedy the problem at its own cost and expense, subject to the limitations set forth in Section VIII below. Work reprocessed due to error in data supplied by Bank, on Bank's behalf by a third party, or by Bank's failure to follow procedures set forth by RDSI will be billed to the Bank at RDSI's then current rates as additional services hereunder.

VII.     WARRANTIES

         A. RDSI represents and warrants that: (i) the Services will conform to the specifications, if any, set forth in the schedules attached to this Agreement, (ii) RDSI will perform the Bank's work accurately and in accordance with the provisions of the Agreement including Section XIV hereof, provided that the Bank supplies accurate data and information and follows the procedures described in all of RDSI's documentation, notices and advice's; (iii) RDSI personnel will exercise due care in providing the Services; (iv) RDSIs performance hereunder will comply in aft material respects with all Federal and State laws that are in existence as of the effective date of this Agreement; and (v) the Services will be capable of supporting Year 2000 functionality and will function in accordance with the specifications of a multi-century, multi-millennium environment. As used in the Section VII.A., "supporting Year 2000 functionality" shall mean that the Services provided hereunder will provide fault-free performance in the processing of dates and date-related data, including but not limited to calculating comparing and sorting individually and in combination with other RDSI products and services. As used in this Section, "fault-free performance" shall mean the correct manipulation of data containing dates prior to, through and beyond January 1, 2000 (including leap year computations), without human intervention. Any modifications required to conform the Services provided by RDSI hereunder to Year 2000 functionality will be made by RDSI at its own expense. However, associated costs for assistance and testing of the data of Bank files and equipment that may be required by various regulatory authorities will be the responsibility of the Bank.

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         B.   THE WARRANTIES STATED IN SECTION VII.A. ABOVE ARE LIMITED
              WARRANTIES AND ARE THE ONLY WARRANTIES MADE BY RDSI. RDSI DOES NOT MAKE, AND THE BANK HEREBY EXPRESSLY WAIVES, ALL OTHER WARRANTIES, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. THE STATED EXPRESS WARRANTIES ARE IN LIEU OF ALL LIABILITIES OR OBLIGATIONS OF RDSI FOR DAMAGES ARISING OUT OF OR IN CONNECTION WITH THE DELIVERY, USE OR PERFORMANCE OF THE SERVICES.

         C. The Bank represents and warrants that: (i) no contractual obligations exist that would prevent the Bank from entering into the Agreement; (ii) that throughout the term of this Agreement, it will comply with all applicable regulatory requirements; (iii) it will take such steps as are necessary to ensure that its own data, files and equipment will be capable of supporting Year 2000 functionality; and (iv) it has requisite authority to execute, deliver and perform this Agreement. The Bank shall indemnify and hold harmless RDSI, its officers, directors, employees and affiliates against any and all claims by third parties arising out of the performance and nonperformance of the Service by RDSI hereunder; provided, that such indemnity on the part of the Bank shall not preclude the Bank from recovering direct damages from RDSI pursuant to the terms and subject to the limitations of the Agreement.

VIII.    LIMITATION OF LIABLITY

         A.   Except as otherwise provided in the penultimate sentence of
              Section VII.A. above, IN NO EVENT SHALL RDSI BE LIABLE FOR LOSS OF GOOD WILL, OR FOR SPECIAL, INDIRECT, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES ARISING FROM THE BANK'S USE OF THE SERVICES OR RDSPS SUPPLY OF EQUIPMENT OR SOFTWARE, REGARDLESS OF WHETHER SUCH CLAIM ARISES IN TORT OR IN CONTRACT. RDSI'S AGGREGATE LIABILITY FOR ANY AND ALL CAUSES OF ACTION RELATING TO THE SERVICES SHALL BE LIMITED TO THE TOTAL FEES PAID BY THE BANK TO RDSI HEREUNDER FOR TEE SERVICES RESULTING IN SUCH LIABILITY IN THE TWO-MONTH PERIOD PRECEEDING THE DATE THE CLAIM ACCRUED; AND RDSI'S AGGREGATE LIABILITY FOR A DEFAULT RELATING TO EQUIPMENT OR SOFTWARE SHALL BE LIMITED TO THE AMOUNT PAID BY THE BANK FOR THE EQUIPMENT OR SOFTWARE.

         B. If the Bank's records or other data submitted for processing are lost or damaged as a result of any failure by RDSI, its employees or agents to exercise reasonable care to prevent such loss or damages, RDSI's liability on account of such loss or damages shall not exceed the reasonable cost of reproducing such records or data from exact duplicates thereof in the Bank's possession.

IX.      DISASTER RECOVERY

         A. RDSI maintains a disaster recovery plan (the "Disaster Recovery Plan") with respect to each of the Services. For purposes of the Agreement, a "Disaster" shall mean any unplanned interruption of the operations of or inaccessibility to RDSI's service center in which RDSI, using reasonable judgement, requires relocation of processing to a recovery location. RDSI shall notify the Bank as soon as possible after RDSI deems a service outage to be a Disaster. RDSI shall move the processing of the Bank's standard services to a recovery location as expeditiously as possible and shall coordinate the cut-over to back-up telecommunication facilities with the appropriate couriers. The Bank shall maintain adequate records of all transactions during the period of service interruption and shall have personnel available to assist RDSI in implementing the switchover to the recovery location. During a disaster, optional or on-request services shall be provided by RDSI only to the extent adequate capacity exists at the recovery location and only after stabilizing the provision of base services.

         B. RDSI will work with the Bank to establish a plan for alternative communications in the event of a Disaster.

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         C.   RDSI will test the Disaster Recovery Plan periodically. The Bank agrees to participate in and assist RDS1 with such test, if requested by RDSI. Upon the Bank's request, test results will be made available to the Bank's management, regulators, auditors and insurance underwriters. RDSI will charge the Bank and each of its clients a fee based on the pro rata cost of the disaster recovery program-

         D. RDSI will release to the Bank information necessary to allow the Bank to develop, and the Bank agrees to develop with respect to its own internal operations and equipment, a disaster recovery plan that operates in concert with the Disaster Recovery Plan.

         E. The Bank understands and agrees that the Disaster Recovery Plan is designed to minimize, but not eliminate, risks associated with a disaster affecting RDSI's service center. RDSI does not warrant that the Services will be uninterrupted or error free in the event of a Disaster, and no performance standards shall be applicable during the pendency of any Disaster. The Bank shall be responsible for adopting a disaster recovery plan relating to disasters affecting the Bank's facilities and for securing business interruption insurance or other insurance necessary for the Bank's protection.

X.       OWNERSHIP AND CONFIDENTIALITY

         A. It is understood that the Bank is the legal owner of all data and records relative to itself which may be in the possession of RDSI and that such data and records may be obtained by the Bank via machine readable form at a reasonable charge determined by RDSI, as stated in Section XVH (Deconversion Considerations) of the Agreement. RDSI is the owner of all programs and documentation.

         B. RDSI and the Bank each agree that all information including, but not limited to business methods, internal operations data and customer records, communicated to it by the other either before or after the effective date of this Agreement, was and shall be received in strict confidence, shall be used only for the purposes of this Agreement, and that no such information shall be disclosed by the recipient party without the prior written consent of the other party, and each agrees that each party will prevent the disclosure to outside parties of the terms and provisions hereof, except as may be necessary by reasons of legal, accounting, or regulatory requirements beyond the reasonable control of RDSI or the Bank, as the case may be.

         C. This Agreement absolutely prohibits either party from disclosing confidential information of the other, except as required by law or court order or disclosure of information already in the public domain through no fault of either party to the Agreement. Both parties agree to notify the other of any breach of confidentiality.

         D. RDS1 and the Bank agree to indemnify and hold harmless the other from any direct loss, damage cost or expense which the other may sustain or incur by reason of any wrongful use by RDSI or the Bank, as the case may be, or confidential information of the other obtained in the course of the performance of this Agreement. In no event, shall such indemnification extend to claims by or information communicated by third parties not subject to the Agreement.

         E. RDSI agrees that it will comply with all applicable Federal and State Banking regulations governing the use of disclosure of information provided by the Bank.

         F. RDSI shall establish and maintain reasonable safeguards against the destruction or loss of the Bank's data in the possession of RDSI.

         G. RDSI will notify the Bank of any system changes that will effect the Bank's procedures, reports, etc.

         H. RDS1 and the Bank each agree that all Bank information, including hard copy report media as well as on-line data, and all Bank customer data, shall be held in strict confidence, and shall be used only for purposes of the Agreement, and that no such information shall be disclosed without the prior written

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              consent of the Bank. RDSI and Bank each agrees to take all reasonable precautions to prevent the disclosure to outside parties of the terms of this Agreement, except as required by law.

XI.      PAYMENTS AND BILLING

         Each month, RDSI will invoice the Bank for the fees referenced in
         Section III above and for any other amounts that may be owing from the Bank to RDSI under the terms of this Agreement. If any invoice is not paid in full within thirty-one (31) days after the date of the invoice, the unpaid portion will be subject to, and the Bank agrees to pay, a service charge of one percent (1%) per month on such unpaid portion.

XII.     GENERAL

         A. The Bank acknowledges that it has not been induced to enter this Agreement by any representation or warranty not set forth in this Agreement. This Agreement, together with the addenda and schedules attached hereto, contain the entire agreement of the parties with respect to its subject matter hereof, and supersedes all existing agreements and all other oral, written or other communications with respect to such matters. This Agreement may not be modified in any way except by a writing signed by both parties. If at any time after the effective date of the Agreement, RDSI and the Bank agree upon the provision of additional Services not originally covered by this Agreement, such additional Services shall be dealt with in an Addendum to this Agreement signed by both RDSI and the Bank.

         B. This Agreement may not be assigned by the Bank, in whole or in part, without the prior written consent of RDSI. This Agreement shall be binding upon and shall insure to the benefit of RDSI and the Bank and their respective successors and permitted assigns.

         C. If any provision of the Agreement shall be held to be invalid, illegal or unenforceable, the validity, legality or enforceability of the remainder of the Agreement shall not in any way be affected or impaired thereby.

         D. The Headings in this Agreement are intended for convenience of reference and shall not affect its interpretation.

         E. The individuals executing this Agreement on behalf of RDSI and the Bank do each hereby represent and warrant that they are duly authorized by all necessary action to execute the Agreement on behalf of their respective principals.

         F. This Agreement shall be governed by and construed in accordance with the laws of the State of Ohio.

         G. Neither RDS1 nor the Bank will be responsible for delays or failures in performance resulting from acts reasonable beyond the control of that party. Such acts will include, but not be limited to (i) mechanical failures or breakdown of electronic data processing equipment, (ii) shortages in supplies or materials,
              (iii) strikes, lockouts, riots, civil disturbance, war or insurrection, (iv) fire, epidemics or other casualty; (v) earthquakes, floods, tornadoes, storms or similar acts of God,
              (vi) destruction of data communication lines, or (vii) governmental regulations or interference.

         H. RDSI and the Bank agree that if at anytime documentation or other information is in transit via ground courier from Bank to RDSI or from RDSI to Bank, the party making the shipment will maintain or cause the courier to maintain reasonable insurance with respect to such items.

         I. If at any time RDSI is required to incur costs for the express and limited purpose of complying with changes in the law that (i) occur after the effective date of this Agreement and (ii) relate directly to the provision Services hereunder, RDS1 will be entitled to charge the Bank and each of its other clients a pro rata fee based upon such compliance costs incurred by RDSI.

RURBANC SERVICES, INC.                                                    PAGE 5
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XIII.    INTERNAL REVENUE SERVICE

         As part of the Services, RDSI shall at all times attempt to comply with all applicable Internal Revenue Service ("IRS") reporting requirements. In that regard, if at any time, the IRS assesses a fine or penalty against the Bank based upon information provided to the IRS by RDSI, and RDSI, in its reasonable judgement, determines that the fine or penalty did not result from erroneous information previously provided to RDSI by the Bank, the subject to the liability limitations contained in Section VIII hereof, RDSI will indemnify and save the Bank harmless from such fines and penalties.

XIV.     ON-LINE AVAILABILITY AND OTHER MATTERS

         A. RDSI will make every reasonable effort to have On-Line Inquiry Services available during the following hours:
              --------------------------------- ---------------------------
              On-Line Availability              Schedule
              --------------------------------- ---------------------------
              8:00 a.m. - 7:00 p.m.             Monday
              8:00 a.m. - 7:00 p.m.             Tuesday
              8:00 a.m. - 7:00 p.m.             Wednesday
              8:00 a.m. - 7:00 p.m.             Thursday
              8:00 a.m. - 7:00 p.m.             Friday
              8:00 a.m. - 3:00 p.m.             Saturday
              Not Available Unless Previously   Sunday
              Arranged
              Not Available Unless Previously   Scheduled Holidays
              Arranged                          *Based on Federal Reserve
                                                Holiday Schedule

              --------------------------------- ---------------------------

         B. RDSI will provide system updates nightly for the Bank, Monday through Friday, excluding Federal Reserve holidays. Saturday's work will be posted or updated during Monday's nightly update. In addition, Friday's actual reports typically will not be delivered to the Bank until the following Monday morning, with delivery being made by ground courier, via the MACROFICHE Report Storage and Retrieval System, by the RECALL Optical Disk Systems, or by other RDSI supported Report Storage and Retrieval System. Although processing will not occur on Saturdays, the on-line system will be available to the Bank on Saturday, so that regular business may be conducted.

         C. RDSI assures on-line availability for balance verification and transaction authorization to the RDSI Enterprise Server (host computer) at least ninety-five percent (95%) of the processing time each month (excluding scheduled down time for normal system maintenance) provided the Bank's network and data communication lines are available. The Bank shall be notified at least one (1) week in advance of any scheduled Enterprise Server (host computer) downtime.

         D. On a monthly basis, RDSI will assure that its on-line computing facilities are available for the processing of the Bank's on-line trarisactions at a minimum of ninety-five percent (95%) of the time, measured over a calendar month at the point of departure from the RDSI Enterprise Server (host computer).

         E. On-line response time is a direct function of the data communication line speed and the Bank's internal network. If requested by the Bank, RDSI, as an additional service performed at its standard rates, will assist the Bank in analyzing and maintaining an acceptable and satisfactory response time and, when necessary, will assist the Bank in attempting to improve the response time.

         F. As part of its customer service, RDSI will endeavor to respond to the Bank's questions within an average response time of two (2) hours after RDSI is contacted at its Customer Support Center.

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         G.   RDSI will notify the Bank of any errors in the RDSI software or operating system procedures that appear to impact the Bank whenever such errors are detected by or reported to RDSI. Such notification shall include a plan for correction of the error.

         H. RDSI will provide the Bank two (2) weeks notice of any change in routing operating procedures. Changes falling into this category include but are not limited to: (i) persons to notify in the event of a problem; (ii) form of communications; (iii) change in processing or contact location; and (iv) hours of service, etc.

         L RDSI will notify the Bank, in writing, of any enhancements or new releases of the RDSI software not less than one (1) week prior to implementation of such changes.

XV.      TERMINATION

         A. In the event that any correct invoice submitted by RDSI to the Bank remains unpaid thirty-one (3 1) days after the date of the invoice, RDSI, at its option, may terminate this Agreement. For purposes of the Section XV.A. any invoice submitted by RDSI shall be deemed correct unless, within thirty (30) days of the date of the invoice, the Bank provides a written notice to RDSI which states, with reasonable particularity and detail, the nature of the claimed error.

         B. Either RDSI or the Bank may terminate the Agreement in the event that (i) the other party becomes the subject of any proceeding under the Bankruptcy Code, or (ii) if any substantial part of the other party's property becomes subject to levy, seizure, attachment or sale by creditor or governmental agency, whether pursuant to a receivership proceeding or otherwise.

         C. Either RDSI or the Bank may terminate this Agreement as provided in Section II above.

         D. In addition to the termination rights previously provided for in this Section XV., either RDSI or the Bank may terminate this Agreement in the event that any other material breach of this Agreement by the other party is not cured within ninety (90) days following written notice stating, with reasonable particularity and detail, the nature of the claimed breach.

XVI.     REMEDIES

         A. If at any time during the Initial Term of this Agreement, RDSI terminates this Agreement pursuant to Section XV.A., Section XV.B. or Section XV.D. above, then, RDSI shall be entitled to recover from the bank - in addition to any amount accrued for Services performed prior to the date of termination - as liquidated damages and not as a penalty, an amount equal to the present value of all payments remaining to be made hereunder for the remainder of the Initial Term of this Agreement. For purposes of the preceding sentence, the present value shall be computed using the "prime" rate (as published in The Wall Street Journal) in effect at the date of termination and "all payments remaining to be made" shall be calculated based on the average of RDSI's invoices for the three (3) months immediately preceding the date of termination. RDSI and the Bank acknowledge and agree that in the event of a termination of the character described in this Section XVI.A., RDSI will suffer substantial damages that are difficult or impossible to quantify; that the amount calculated under the terms of this Section XVI.A. is a reasonable estimate of RDSI's probable damages; and that such amount shall be payable as liquidated damages hereunder in the event of any such termination. The Bank agrees to reimburse RDSI for any expenses, including reasonable attorney's fees, that RDSI incurs in enforcing its remedies under this Section XVI.A.

XVII.     ARBITRATION

         A. Any dispute or controversy arising out of this Agreement of its interpretation shall be submitted to and resolved exclusively by arbitration under the rules then prevailing of the American Arbitration Association, upon written notice of demand for arbitration by the party seeking arbitration, setting

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              forth the specifics of the matter in controversy or the claim being made. The Arbitration shall be heard before an arbitrator mutually agreeable to the parties; provided, that if the parties cannot agree upon the choice of arbitrator within ten (10) days after the first party seeking arbitration has given written notice thereof, the arbitration shall be heard by three arbitrators, one chosen by each party and the third chosen by those two arbitrators. The arbitrators will be selected from a panel of persons having experience with and knowledge of information technology. A hearing of the merits of any claim for which arbitration is sought by either party shall be commenced not later than ninety (90) days from the date demand for arbitration is made by the first party seeking arbitration. Any award by the arbitrator(s) in any such arbitration proceeding shall be final and binding upon the parties and a judgement thereon may be entered in any court of competent jurisdiction.

         B. Any arbitration proceedings shall be governed by the United States Arbitration Act. The arbitrators shall apply the substantive law of the State of Ohio, without reference to provision relation to conflict of laws. The arbitrators shall not have the power to alter, modify, amend, add to or subtract from any term or provision of the Agreement. The arbitrators shall have the authority to grant any legal remedy that would have been available had the parties submitted the dispute to a judicial proceeding.

         C. If arbitration is required to resolve any disputes between the parties, such proceeding shall be held in Columbus, Ohio or in such other location that is mutually agreed upon by the parties.

XVIII. DECONVERSION CONSIDERATIONS

         A. Upon termination of this Agreement, the Bank may obtain from RDSI relevant data files and records for the purposes of deconversion to an alternative data processing system via machine readable media under the following pricing arrangement:

              1.   Magnetic Machine Readable Media - $150.00 per tape.
              2. Bank agrees to purchase from RDSI, at RDSI's cost, all used special form inventory previously purchased at RDSI's expense.
              3. All data processing line charges yet to be invoiced, calculated to the estimated date of deconversion and actual line disconnect order.
              4.   Programming and Software Deconversion Charges - $1,500.00
              5. Additional charges, if any, directly relating to the Deconversion, as assessed by Information Technology, Inc.
                   M71), Lincoln, Nebraska. These charges, if any, as determined by ITI will be passed through directly to the Bank.
              6.   Reports, trials, listings, etc. - $50.00 per report.

         B. The deconverison activities contemplated by this Section XVII. Shall constitute additional services hereunder and the amounts payable to RDSI therefore (i) shall be in addition to the fees called for in the Fee Schedule referenced in Section III above, and (ii) shall be due prior to RDSI's release of the information in question.

         C. The Bank shall not be required to pay any of the deconversion fees or charges provided for in this Section XVIII. in the event this Agreement is terminated by the Bank pursuant to either Section XV.B. or Section XV.D. above.

XIX.     NONSOLICITATION OF EMPLOYEES

         During the term of this Agreement and for a period of twelve (12) months thereafter, without prior written consent of the other, neither RDSI nor the Bank will offer employment to or otherwise employ any person employed by the other if the person was involved with the Services provided under this Agreement.

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XX.      PATENT INDEMNITY

         Each of RDSI and the Bank shall indemnify, defend and hold harmless the other from any and all claims, actions, damages, liabilities, costs and expenses, including without limitation reasonable attorney's fees and expenses, arising out of any claims of infringement of any United States letters patent, any trade secret, or any copyright, trademark, service mark, trade name or similar proprietary rights conferred by common law or by any law of the United States or any state alleged to have occurred because of systems provided or work performed. However, this indemnity will not apply unless the party seeking indemnity informs the party from whom indemnification is sought full opportunity to control the defense thereof, including without limitation any agreement relating to settlement.

XXI.     NOTICES

         All notices and other communications hereunder shall be in writing and will be deemed to have been given when delivered by hand or deposited in the United States mail, first class (or in the case of a breach, registered or certified, return receipt requested with proper postage, registration and certification fees prepaid), addressed to the party for whom intended at the respective addresses set forth below, or such other address as may be designated pursuant hereto:

         If to RDS:                                 If to the Bank:
         2010 Jefferson Avenue                      250 E. Eighth St.
         Defiance, Ohio 43512                       Holland, NE 49423
         Attention: Jon A. Brenneman                Attention: , President & CEO
                    Executive Vice President

         IN WITNESS WHEREOF, RDSI and the Bank have caused the Agreement to be executed and delivered by their duly authorized representatives effective as of the date first above written.

                                       RURBANC DATA SERVICES, INC.


                                       By: _____________________________________

                                       Title: __________________________________

                                       Macatawa Bank

                                       Commencement Date: ______________________

                                       By: _____________________________________

                                       Title:___________________________________

RURBANC DATA SERVICES, INC.                                               PAGE 9

                           ADDENDUM A - FEE SCHEDULE
                               PREMIER II SYSTEM

                                            # of     Cost per Account                                              Monthly
Account Type                              Accounts       per Month     Account Status                              Minimum
===============================================================================================================================
DDA                                                        $0.35       Open Accounts on file                       $100.00
DDA                                                        $0.00       Closed Accounts on file
DDA                                                        $0.05       Statement Printing @ RDSI
Savings                                                    $0.30       Open Accounts on file                       $100.00
Savings                                                    $0.00       Closed Accounts on file
Certificates of Deposit                                    $0.30       Open Accounts on file                       $100.00
Certificates of Deposit                                    $0.00       Closed Accounts on file
Loan                                                       $0.35       Open Loan Accounts on file                  $100.00
Loan                                                       $0.00       Closed Loan Accounts on file
Central Information System                                 $0.10       Per portfolio                               $100.00
Financial General Ledger
Management System                             1-500        $1.20       Per Account
                                           501-1000        $0.50       Per Account
                                              1001+        $0.25       Per Account
Addenda's                                                 $0.025       Per Addenda
Automated Clearing House (ACH)                           INCLUDED
ATM Network Support                                        $0.05       Per ATM/Debit Card Account                  $150.00

Communication Device Support
Includes PC's, CRT, Proof Machines,
Recall, Macrofiche, etc.                       1-20       $30.00       Per Device
                                                21+       $20.00       Per Device
Year End Processing; reporting and
IRS forms                                                  $0.15       Per Total Number of Accounts annually
Confirmations                                              $0.10       Per Form - ON REQUEST ONLY
Check Printing @ RDSI                                      $0.20       Per Check - ON REQUEST ONLY
Report Printing @ RDSI                                    $50.00       ON REQUEST ONLY/Flat Fee
Mailing Labels                                             $0.10       ON REQUEST ONLY
Magnetic Tape                                             $75.00       Per Tape ON REQUEST ONLY
Communications Equipment and Line
Support and Maintenance                                   $75.00       Per data line per month
Third Party Audit Review                                               Pass through charge - subject to change
 Disaster Recovery Contingency Plan Services                           Pass through charge - subject to change


                                           RURBANC DATA SERVICES, Inc.

 Dated:                                    BY:
 --------------------------------          ---------------------------------

                                           TITLE:
                                           ---------------------------------

                                           Macatawa Bank
                                           Holland, MI

                                           BY:
                                           ---------------------------------

                                           TITLE:
                                           ---------------------------------

                           Data Processing Agreement
                         Addendum E1 - Telebanc System
                          (Equipment Located at RDSI)

The Telebanc System is RDSI's telephone banking module, and offers several choices for bank customer to use touch-tone telephones to access bank services.

                                                                   Per Month Per
                                                                 Total Number of
FEES                                                                    Accounts
================================================================================
RDSI Monthly Fee (With Bill Payment)                                      $0.036
RDSI Monthly Minimum                                                     $300.00

RDSI Monthly Fee (Without Bill Payment)                                   $0.029
RDSI Monthly Minimum                                                     $250.00


RDSI Monthly Telebanc Line & Interface Fee                               $100.00
RDSI Installation Fee                                                    $500.00


Other Considerations:                   Unisys Enhanced Poll Select
                                        Price of Telephone Banking
                                        Bank pays for 800 numbers and/or
                                        telephone calls Pricing
                                        based on five (5) year Data
                                        Processing Agreement One-time
                                        Script charge from
                                        Intervoice $2,000.00-5,000.00
================================================================================

Early Termination Agreement: Waived [ ]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.

TYPE: ________________________________         RURBANC DATA SERVICES, INC.

                                               DATED:
                                               ---------------------------------

                                               BY:
                                               ---------------------------------
                                               TITLE:  Executive Vice President

                                               Macatawa Bank
                                               Holland, MI

                                               BY:
                                               ---------------------------------

                                               TITLE:
                                               ---------------------------------

----------------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________

----------------------------------------

                           Data Processing Agreement
       Addendum E5 - Third Party Pull File Electronic Banking Interface

RDSI will produce a file (Pull File) for the purpose of interfacing information to the Bank's third party electronic banking system or software.


                                                                   Per Month Per
FEES                                                                   Pull File
================================================================================
RDSI Daily Pull File Fee                                                 $50.00
RDSI Weekly Pull File Fee                                                $40.00
RDSI Monthly Pull File Fee                                               $15.00
RDSI Premium Pull File Fee (*1st business day of the month)              $20.00





________________________________________________________________________________



                                       RURBANC DATA SERVICES, INC.

                                       DATED:
                                       -------------------------------------

                                       BY:
                                       -------------------------------------
                                       TITLE:  Executive Vice President

                                       Macatawa Bank
                                       Holland, MI

                                       BY:
                                       -------------------------------------


                                       TITLE:
                                       -------------------------------------

-----------------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: _____________________

----------------------------------------

                           Data Processing Agreement
                     Addendum F2 - Accounts Payable System

The Accounts Payable System provides comprehensive control of vendors, purchase orders, invoices and checks, and introduces a new level of automation of the effective compliments the financial information systems and the general ledger accounting system.


                                                                   Per Month Per
                                                                 Total Number of
FEES                                                                    Accounts
================================================================================
RDSI Monthly Fee
less than 50,000 total number of accounts                                $50.000
less than 100,000 total number of accounts                              $100.000
less than 150,000 total number of accounts                              $150.000
greater than 150,000 total number of accounts                           $200.000
RDSI Monthly Minimum                                                      $50.00
RDSI Installation Fee                                                   $250.000
--------------------------------------------------------------------------------








--------------------------------------------------------------------------------
Early Termination Agreement: Waived  [ ]   Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.

                                      RURBANC DATA SERVICES, INC.

                                      DATED:
                                      ----------------------------------------

                                      BY:
                                      ----------------------------------------
                                      TITLE:  Executive Vice President

                                      Macatawa Bank
                                      Holland, MI

                                      BY:
                                      ----------------------------------------

                                      TITLE:
                                      ----------------------------------------

-------------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________

-------------------------------------

                           Data Processing Agreement
                  Addendum F5 - Stockholder Accounting System

The Stockholder Accounting System provides the Bank with the tools to monitor the purchase and sale of its stock. Up to nine different stock plans per bank may be designed to facilitate management of different common and preferred stock offerings.

--------------------------------------------------------------------------------
                                                                   Per Month Per
                                                                 Total Number of
                                                                     Stockholder
FEES                                                                    Accounts
--------------------------------------------------------------------------------
RDSI Monthly Fee                                                           $0.15
RDSI Monthly Minimum                                                      $25.00
RDS1 Installation Fee                                                    $250.00

--------------------------------------------------------------------------------

The SAS provides a through record of stockholders and stock plans. Cash and stock dividends are automatically disbursed. Certificate buys and sells are easily managed. Stock splits are easily modeled or actually performed, and proxy mailing and tracking is completely accounted for.






--------------------------------------------------------------------------------
Early Termination Agreement: Waived [ ]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement

                                     RURBANC DATA SERVICES, INC.

                                     DATED:
                                     ---------------------------------------

                                     BY:
                                     ---------------------------------------
                                     TITLE:  Executive Vice President

                                     Macatawa Bank
                                     Holland, MI

                                     BY:
                                     ---------------------------------------

                                     TITLE:
                                     ---------------------------------------

-----------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________

-----------------------------------

                           Data Processing Agreement
                    Addendum F10 - Platform Transfer Module

                         (Loan and Deposit Interface)

                                                                   Per Month Per
                                                                 Total Number of
FEES                                                                    Accounts
--------------------------------------------------------------------------------

Platform System with Interactive Deposit Interface
RDS1 Monthly Fee                                                          $0.005
RDS1 Installation Fee                                                    $500.00
--------------------------------------------------------------------------------

Platform System with Interactive Loan Interface
RDS1 Monthly Fee                                                          $0.010
RDSI Installation Fee                                                    $500.00

--------------------------------------------------------------------------------


TYPE:_________________
Software to be Interface:________________


--------------------------------------------------------------------------------
Early Termination Agreement: Waived [_]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.

                                  RURBANC DATA SERVICES, INC.

                                  DATED:
                                  -----------------------------------------

                                  BY:
                                  -----------------------------------------
                                  TITLE:  Executive Vice President

                                  Macatawa Bank
                                  Holland, MI

                                  BY:
                                  -----------------------------------------

                                  TITLE:
                                  -----------------------------------------

-------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: ____________
DATE INVOICED: _____________
DATE INSTALLATION
FEE INVOICED: ______________

--------------------------------

                           Data Processing Agreement
                    Addendum F13 - Safe Deposit Box System

The Safe Deposit Box System is a comprehensive system for managing and controlling a safe deposit box inventory and associated customer accounts.

                                                                   Per Month Per
                                                                 Total Number of
                                                                Safe Deposit Box
FEES                                                                    ACCOUNTS
================================================================================
RDSI Monthly Fee                                                           $0.15
RDSI Monthly Minimum                                                      $25.00
RDSI Installation Fee                                                    $250.00
--------------------------------------------------------------------------------











--------------------------------------------------------------------------------
Early Termination Agreement: Waived [ ]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.

                                  RURBANC DATA SERVICES, INC.

                                  DATED:
                                  ------------------------------------------


                                  BY:
                                  ------------------------------------------
                                  TITLE:  Executive Vice President

                                  Macatawa Bank
                                  Holland, MI

                                  BY:
                                  ------------------------------------------


                                  TITLE:
                                  ------------------------------------------

-----------------------------------

FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: ________________
DATE INVOICED: _________________
DATE INSTALLATION
FEE INVOICED: __________________

-----------------------------------

-----------------------------------

                           Data Processing Agreement
                    Addendum F14 - Credit Reporting Module

The Credit Reporting Module assigns Credit Bureau Reporting Codes and Credit Bureau Type Codes to notes and

DDA loan accounts to streamline the reporting process.

FEES                                                                    Per Tape
================================================================================
RDSI Tape Fee                                                             $15.00

--------------------------------------------------------------------------------

*Fees are based on a per tape per credit bureau per reporting period. This period is defined by the bank.

--------------------------------------------------------------------------------
Early Termination Agreement: Waived [_]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.

                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------

                           Data Processing Agreement
                  Addendum R1 - Insyte Report Writing System

Insyte Report Writing System is used primarily to access, create and write reports using information and master files as of the end of the month.

FEES                                                                   Per Month
================================================================================
RDSI Monthly Insyte Fee                                                  $100.00
*Includes Insyte for Windows, Insyte File Fee
(for access to end of month files, one set of manuals for 3
 workstations)
RDSI Installation                                                        $350.00
--------------------------------------------------------------------------------

Other Considerations
--------------------
Insyte file for additional days (per file)                               $100.00
Installation for additional stations (per station)                       $ 50.00
RDSI Monthly Fees for additional stations (per station)                  $ 15.00





--------------------------------------------------------------------------------





                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------

                           Data Processing Agreement
                 Addendum T1 - On-Line Teller Interface System

This "standard" on-line teller interface system memo posts transactions as they occur at the teller window. The physical items are batched together and processed later through a document capture device.

                                                                   Per Month Per
                                                                 Total Number of
FEES                                                                    Accounts
================================================================================
RDSI Monthly Fee                                                           $0.02
RDSI Monthly Minimum                                                     $100.00

--------------------------------------------------------------------------------

Interface Available:
--------------------
Premier II Teller
EZ Teller System
UNISYS PWTeller System



--------------------------------------------------------------------------------



                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------

                           Data Processing Agreement
                Addendum M2 - Zip+4 and Delivery Point Process

This service is provided quarterly and involves extracting portfolio's that may require nine digit zip code updates.

These portfolio's are then sent to the post office who then assigns a nine digit zip code, inserts a delivery point and CASS certifies the bank. This allows the bank who bar codes and has over 500 statements/mailing a postage reduction.

FEES                                                                  Unit Price
================================================================================
RDSI Monthly Minimum                                                      $15.00
*Pass through charge - subject to change

--------------------------------------------------------------------------------








--------------------------------------------------------------------------------



                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------

                           Data Processing Agreement
              Addendum M3 - Geographic Location Coding Processing

This service is provided every six months and involves extracting all loan accounts, sending these extractions to ITI who uses a third party vendor which inserts MSA Codes, Census Tract information, FHA/CRA State and County codes into portfolio's, lines and notes

FEES                                                                  Unit Price
================================================================================
RDSI Fee                                                                  $75.00
*Pass through charge - subject to change

--------------------------------------------------------------------------------






--------------------------------------------------------------------------------



                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------

                           Data Processing Agreement
                 Addendum M6 - Errors and Omissions Insurance
                         For information purposes only


--------------------------------------------------------------------------------

RDSI will carry Errors and Omissions Insurance Coverage as follows:
Electronic Data Processing Errors and Omissions Declared
Coverage: Limit of Liability $1,000,000.00
          Deductible of $1,000.00 per claim

Errors and Omissions Insurance Coerage is Carried with Royal Insurance C ied with Royal Insurance Company, 9300 Arrowpoint Blvd. Charlotte, NC 28217. RDSI agrees to provide the Bank notification in the event of a change in insurance carriers of cancellation of the policy by the insurance carriet. RDSI will provide the Bank with a fiscal year-end financial statement each year, which is December 31st.

--------------------------------------------------------------------------------



                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE
INSTALLED: _______________________
_________________
DATE INVOICED:
-----------------------------------------

                           Data Processing Agreement
                Addendum F19 - Delinquent Child Support System

The provisions of the 1996 Personal Responsibility and Work Opportunity Reconciliation Act (Welfare Reform) require reporting of deposit accounts to the state agencies responsible for collecting delinquent child support payments. There modules provide a quick and easy method for reporting to state agencies.

FEES                                                                   Per Month
================================================================================
RDS1 Monthly Fee                          $.0015/total accounts/Deposits & Loans
RDSI Monthly Minimum                                                $25.00/month
RDS1 Installation Fee                                                    $250.00
================================================================================






================================================================================

Early Termination Agreement: Waived [_]    Date: ____________
This Addendum has been licensed from ITI, based on a Three (3) Year Term. This directly determines the price as quoted in this Addendum. In the event that the Bank terminates this Addendum Agreement prior to the expiration date (which is 36 months from the date found on the bottom of this page), the following formula will be used to calculate the early termination charge to be assessed to the Bank.

The Early Termination Charge will be determined by taking the Average Total Accounts (Loans and Deposits) previous three processing months, multiplied times the per Account Monthly Fee, multiplied times the remaining months of this agreement.





                                             RURBANC DATA SERVICES, INC.

                                             DATED:
                                             -----------------------------------


                                             BY:
                                             -----------------------------------
                                             TITLE:  Executive Vice President

                                             Macatawa Bank
                                             Holland, MI

                                             BY:
                                             -----------------------------------


                                             TITLE:
                                             -----------------------------------

-----------------------------------------
FOR OFFICE USE ONLY
-------------------
DATE INSTALLED: __________________
DATE INVOICED: ___________________
DATE INSTALLATION
FEE INVOICED: ____________________
-----------------------------------------